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                           FIRST MODIFICATION TO
                    COMMERCIAL REVOLVING PROMISSORY NOTE
                                    AND
               COMMERCIAL REVOLVING LOAN AND SECURITY AGREEMENT



THIS FIRST MODIFICATION TO COMMERCIAL REVOLVING PROMISSORY NOTE AND COMMERCIAL REVOLVING LOAN AND SECURITY AGREEMENT the "Modification Agreement") is made as of October 7, 1998, by and between FLEET NATIONAL BANK, a national banking association having an address at 1 Landmark Square, Stamford, Connecticut 06901 (the "Bank"), and COGNITRONICS CORPORATION, a New York corporation with an office at 3 Corporate Drive, Danbury, Connecticut 06810-4130 (the "Borrower").

BACKGROUND
On July 31, 1997, the Bank and the Borrower entered into a Commercial Revolving Loan and Security Agreement (the "Loan Agreement") whereby the Bank loaned the Borrower the principal amount of $2,000,000.00 by way of a revolving line of credit (the "Revolving Loan"). The Revolving Loan is evidenced by a Commercial Revolving Promissory Note dated July 31, 1997 (the "Note").

The Borrower requests that the Bank increase the amount of the Revolving Loan, expand the borrowing base of the Revolving Loan, and extend the maturity date of the Revolving Loan. The Bank is agreeable, all upon the terms to follow.

AGREEMENT
The Bank and the Borrower agree to modify the Loan Agreement and the Note (collectively, the "Documents") as follows:
        1.AMOUNT.  The amount of the Revolving Loan is increased from
         $2,000,000.00 to $6,000,000.00.   SIX MILLION and 00/100 DOLLARS
         ($6,000,000.00)is hereby substituted for TWO MILLION and 00/100 DOLLARS ($2,000,000.00) as it appears in Paragraph 1 of the Note. In addition, any reference in the Note or the Loan Agreement to $2,000,000.00 is hereby amended to read $6,000,000.00.

        2.BORROWING BASE. "Borrowing Base" as defined in Section 1.01(d) of the Loan Agreement is amended to read as follows: 'Borrowing Base' shall mean an amount which shall not exceed the lesser of the following: (i) $6,000,000.00; or (ii) 75% of Eligible Accounts Receivable plus 50% of Eligible Inventory, which advances against Eligible Inventory shall not exceed $2,000,000.00.

        Eligible Inventory shall mean such inventory of Borrower which is not ineligible as the basis for advances based on the criteria set forth below. In determining whether inventory constitutes Eligible Inventory, the Bank does not intend to include inventory which:
        (i) is not owned by Borrower free and clear of all liens and rights of others, except the liens in favor of the Bank;
        (ii) is not located on premises owned or operated by the Borrower;
        (iii) is inventory in transit or inventory held on or at leased premises where the landlord thereof has not executed a consent and waiver in form and substance satisfactory to the Bank;
        (iv) is in the possession or control of a bailee, warehouseman, processor, converter or other person other than the Borrower, unless the Bank is in possession of such agreements, instruments, and documents as the Bank may require in order to perfect its
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         security interest in such inventory;
        (v) in the Bank's reasonable judgment, is obsolete, unsalable, shopworn, damaged, unfit for further processing, or is of substandard quality;
        (vi) consists of display items, packing and shipping materials or goods which have been returned by the buyer;
        (vii) consists of discontinued or, in the Bank's reasonable judgment, slow-moving items;
        (viii) is not a type held for sale in the ordinary course of Borrower's business;
        (ix) is inventory which in any way fails to meet or violates any warranty, representation, or covenant as may be contained in the Loan Agreement; or
        (x) is not otherwise acceptable in the reasonable judgment of the Bank, based upon such credit and collateral considerations as the Bank may deem appropriate from time to time.

        3. MATURITY DATE. The Maturity Date (as defined in the Note) of the Revolving Loan is extended to June 29, 1999. Accordingly, the Revolving Loan Maturity Date (as defined in the Loan Agreement) is amended to be June 29, 1999.

        4. FINANCIAL COVENANTS. Section 6.04(a) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:
          (a) Minimum Tangible Net Worth. Permit its Tangible Net Worth to be less than $11,000,000.00 at any time. This covenant shall be tested quarterly.
          Section 6.04(d) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:
          (d) 30-Day Annual Cleanup: The Borrower shall maintain a zero outstanding level under the Note for at least 30 consecutive days during the renewed term of the facility.
          The following financial covenant is hereby made Section 6.04(e) of the Loan Agreement:
          (e) Maximum Leverage. The Borrower shall not permit the ratio of its Total Liabilities to its Tangible Net Worth to be greater than
           1.0 to 1.0 at any time.  This covenant shall be tested quarterly.

        5. CORPORATE NAME. The Borrower represents to the Bank that Cognitronics Corporation New York, the entity registered as a foreign corporation with the Connecticut Secretary of State to transact business in the State of Connecticut under the name Cognitronics Corporation New York, is the same corporate entity as the Borrower. Borrower agrees to amend or correct its registration as a foreign corporation with the Connecticut Secretary of State to reflect that the entity registered as a foreign corporation is Cognitronics Corporation. The Borrower shall cause such registration to be amended or corrected on or before November 20, 1998, and shall provide the Bank with evidence of such correction or amendment. Borrower's failure to cause such registration to be amended or corrected on or before November 20, 1998, shall be an additional event of default under the Documents.

        6. BANK'S COSTS AND EXPENSES. The Borrower agrees to reimburse the Bank for all its costs, fees, and expenses incurred in connection with the review, documentation, and preparation for the closing of this transaction. These costs, fees, and expenses shall include, but not be limited to, its legal fees and its field examination expenses, all of which shall be due and payable upon the closing
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          of this transaction.
        7. REAFFIRMATION OF BORROWER. Borrower hereby acknowledges and reaffirms the Revolving Loan and its liability for payment thereof. Borrower agrees, represents, and warrants that (a) no setoff, counterclaim, or defense exists with respect to its liability under the Revolving Loan and that no other claim against the Bank exists and waives its right to raise any such setoff, counterclaim, defense, or claim against the Bank arising out of occurrences on or prior to the date hereof, (b) except as set forth in amended Schedules 5(d) and 5(r) to the Loan Agreement attached hereto, all the representations and warranties contained in the Loan Agreement, after giving effect to the amendments and modifications contemplated hereby, are true and correct on and as of the date hereof as though made on and as of the date hereof, (c) the Borrower has taken all corporate or other action necessary to make this Modification Agreement and all agreements and instruments executed in connection herewith the valid and enforceable obligations they purport to be, and (d) no default or breach under any of the Documents after giving effect to the amendments contemplated hereby, and no event which the passage of time or giving of notice or both would constitute such a default or breach, exists on the date hereof.

        8. COLLATERAL. The Borrower represents and warrants that it is the sole owner of the Collateral (as defined in the Loan Agreement) free and clear of all liens, claims, security interests, and encumbrances except in favor of the Bank, and is fully authorized to sell, transfer, pledge and/or grant a security interest in each and every item of Collateral.

        9. OTHER CHANGES. All other terms and conditions of the Documents shall remain the same and in full force and effect except as specifically amended herein.

        10. JURISDICTION. This Modification Agreement and all other agreements, documents, and instruments executed in connection herewith or contemplated hereby shall be governed by and construed in accordance with the laws of the State of Connecticut.

        11. CAPTIONS. The captions are inserted herein only as a matter of convenience and for reference, and in no way define, limit, describe, or in any way affect the scope or intent of this Agreement.

        12. JURY TRIAL WAIVER. THE BORROWER WAIVES TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION, PROCEEDING OR ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THIS MODIFICATION AGREEMENT OR THE FINANCING TRANSACTION OF WHICH THIS MODIFICATION AGREEMENT IS A PART OR THE DEFENSE OR ENFORCEMENT OF THE BORROWER'S RIGHTS AND REMEDIES IN CONNECTION THEREWITH. THE BORROWER ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, VOLUNTARILY, WITHOUT DURESS AND ONLY AFTER THE OPPORTUNITY FOR EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH ITS ATTORNEYS. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE BANK TO EXTEND THIS FINANCING COMMITMENT AND TO ENTER INTO THIS MODIFICATION AGREEMENT WITH RESPECT TO THE REVOLVING LOAN.
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Executed to be effective as of the date first set forth above.

						THE BORROWER:
Signed in the presence of:                     COGNITRONICS CORPORATION

   /s/Seth L. Cooper
                                               By /s/ Brian J. Kelley
  /s/Ron R. Miller                                    Brian J. Kelley
                                               Its President, duly authorized


						THE BANK:
						FLEET NATIONAL BANK
    /s/Seth L. Cooper

   /s/Ron R. Miller                            By /s/ Charlene S. O'Connell
                                                      Charlene S. O'Connell
                                                      Its Vice President